UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2012

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2012,  Pradeep Jotwani, President, Consumer Businesses, Chief Marketing Officer and Senior Vice President,
Eastman Kodak Company announced his resignation from the Company, effective May 31, 2012.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits

(99.1)   Press Release dated May 3, 2012.

          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EASTMAN KODAK COMPANY

                                                           By: /s/ Patrick M. Sheller
                                                       --------------------------------------
                                                                                          Patrick M. Sheller
                                 Senior Vice President
                                General Counsel, Secretary  & Chief
                                Administrative Officer
                                Eastman Kodak Company

Date:  May 3, 2012

EASTMAN KODAK COMPANY
INDEX TO EXHIBIT

Exhibit No.

(99.1)   Press release issued by Eastman Kodak Company on May 3, 2012 announcing Pradeep Jotwani’s resignation from the Company effective May 31, 2012.